UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2021

BRP Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39095	61-1937225
(State or other jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (866) 279-0698

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2021, BRP Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), between the Company, Baldwin Risk Partners, LLC, and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and BofA Securities, Inc., as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 8,000,000 shares of Class A common stock, par value $0.01 (the “shares”), in a registered public offering (the “Offering”) pursuant to an effective shelf registration statement on Form S-3 (Registration File No. 333-251195) (the “Shelf Registration Statement”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option to purchase an additional 1,200,000 shares (the “Option”). The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 15, 2021, the Underwriters exercised the Option in full.

On September 17, 2021, the Company closed the Offering.

Item 8.01	Other Events.

The above-mentioned offering was made pursuant to the Shelf Registration Statement. Opinion of counsel for the Company is included as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement relating to the shares, dated September 14, 2021, between BRP Group, Inc., Baldwin Risk Partners, LLC, and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and BofA Securities, Inc., as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRP GROUP, INC.

By:	/s/ Bradford Hale
Name:	Bradford Hale
Title:	Chief Financial Officer

Date: September 17, 2021